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                                                                   EXHIBIT 10.43

                              ASSIGNMENT AGREEMENT

         This Assignment Agreement dated March 26, 2003 by and among Arnos Corp. ("Arnos" or "Lender"), Edgemont Limited Partnership ("Edgemont LP"), NEG Operating LLC ("Operating LLC") and National Energy Group, Inc. ("NEG" or "Assignor") shall act to assign that certain Loan Agreement dated August 29, 1996 among NEG as Borrower, NEG-OK Inc. and Boomer Marketing Corporation as Guarantors AND Bank One Texas, N.A. and Credit Lyonnais, New York Branch, as amended on October 31, 1996, March 7, 1997, May 12, 1997, August 21, 1997,
August 1, 2001 and December 15, 2001 (the "Loan Agreement"). Edgemont LP and Operating LLC may sometimes be referred to herein collectively as "Assignees" and individually as "Assignee".

                                   WITNESSETH:

         WHEREAS, pursuant to that certain Assignment Agreement between Bank One Texas, N.A., Credit Lyonnais, New York Branch, and Arnos Corp. dated December 22, 1998, Arnos became successor-in-interest and acquired all of the right, title and interest in and to the Loan Agreement held by Bank One Texas, N.A. and Credit Lyonnais, New York Branch; and

         WHEREAS, Arnos, NEG, Edgemont LP and Operating LLC have agreed that all of NEG's right, title and interest in and to the Loan Agreement shall be assigned to Assignees.

         NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Assignor hereby assigns and transfers to Assignees, and Assignees hereby assume from Assignor all of Assignor's right, title and interest in and to the Loan Agreement.

         2. Assignor hereby represents and warrants that it has the full right, power and authority to transfer and assign its interest in the Loan Agreement, subject to the consent of holders of NEG's senior note obligations.

         3. Each Assignee hereby represents and warrants that it has the full right, power and authority to enter into and perform the obligations pursuant to this Assignment Agreement and the Loan Agreement.

         4. This Assignment Agreement is effective of the date first written above, and each Assignee is hereby deemed a party to the Loan Agreement with all the rights and obligations of a Borrower thereunder. As of the effective date, Assignor hereby relinquishes all its rights under the Loan Agreement and is hereby released from any and all of its obligations pursuant thereto.

         5. Each of Lender, Assignor and Assignees shall take such action and execute and deliver to the other all such documents and instruments as may be necessary to implement this Assignment Agreement and to consummate the transactions contemplated hereby.

         6. By its execution and delivery of this Assignment Agreement, each of Arnos, NEG, Edgemont LP and Operating LLC (i) agrees to the assignment of the Loan Agreement as contemplated herein, and (ii) waives compliance with Section 27(a)(1), (2) and (4) of the Loan Agreement.

         7. By its execution and delivery of this Assignment Agreement, each of Arnos, High River Limited Partnership and High Coast Limited Partnership, as the holders of NEG's senior note obligations, hereby consents to the assignment of the Loan Agreement as contemplated herein.


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         8. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPALS OF CONFLICT OF LAWS.

         IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed and delivered on the date first written above.

                                  Arnos Corp., as Lender and a Noteholder

                                  By: /s/ EDWARD E. MATTNER
                                     ------------------------------------------
                                  Name: Edward E. Mattner
                                  Its:  Vice President

                                  National Energy Group, Inc., as Assignor

                                  By: /s/ BOB G. ALEXANDER
                                     ------------------------------------------
                                  Name:  Bob G. Alexander
                                  Its:   President & Chief Executive Officer

                                  NEG Operating LLC, as Assignee
                                  By: NEG Holding LLC, Sole Member
                                  By: Gascon Partners, Managing Member
                                  By: Cigas Corp., Managing General Member

                                  By: /s/ EDWARD E. MATTNER
                                     ------------------------------------------
                                  Name: Edward E. Mattner
                                  Its:  President

                                  Edgemont Limited Partnership, as Assignee
                                  By: GP of Delaware LLC, its General Partner

                                  By: /s/ EDWARD E. MATTNER
                                     ------------------------------------------
                                  Name: Edward E. Mattner
                                  Its:  Manager



          CONSENTED TO BY NOTEHOLDERS:

          High River Limited Partnership
          By:  Barberry Corp., Its General Partner

          By: /s/ EDWARD E. MATTNER
             --------------------------------------------
          Name: Edward E. Mattner
          Its:  Authorized Signatory

          High Coast Limited Partnership
          By:  Beckton Corp. its General Partner

          By: /s/ EDWARD E. MATTNER
             --------------------------------------------
          Name: Edward E. Mattner
          Its:  Authorized Signatory